                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2009

 Worldwide Insurance Trust

          WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2009, and are subject to change.

Dear Shareholder:

We are pleased to report that the Fund posted positive results in 2009. For the twelve months ended December 31, 2009, the Initial Class shares of the Worldwide Hard Assets Fund gained 57.54%. The Fund significantly outpaced its benchmark, the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which rose 37.54% for the year. The Fund also outpaced the 13.49% gain of the S&P® GSCI Total Return Index (SPGSCITR)2, a measure of the performance of commodities futures rather than commodity-related equities. Also, in continuing to demonstrate its limited correlation to traditional financial markets, the Fund outperformed the U.S. domestic equity market which gained 26.47% as measured by the S&P® 500 Index3. Overall, last year’s solid performance was a relief for investors, as it helped recoup a sizable portion of the losses sustained in the global downturn of 2008 and early 2009.

The Fund’s strength in 2009 can largely be attributed to individual stock selection within a broad mix of hard assets sectors. With that said, the Fund’s substantial exposure to the energy sector was the biggest contributor to its results by a wide margin. The Fund’s base and industrial metals holdings were its next best performing group, on the back of record-setting copper prices.

The Fund is an actively managed portfolio that employs a disciplined investment process. We will continue to seek to invest in a diverse basket of hard assets categories (including, but not limited to, energy, precious metals, base metals, timber, alternative energy, through investments in equities and commodity-linked derivative instruments) across several geographic regions. We continue to believe that our unique, diversified approach to investing in hard assets has the potential to limit volatility over the long term, compared to more narrowly focused funds.

Market and Economic Review

The global economic and financial crisis that has commanded center stage for the past two years is likely to garner a hefty, “Great Recession” chapter in future history books. Looking back at 2009, it might be argued that unprecedented intervention from governments around the globe, in the form of record levels of fiscal and monetary stimulus, managed to rescue us from financial disaster. Throughout this period, commodity investors endured a roller-coaster ride of severe market volatility during what was an historic boom-bust cycle. At the same time, these tremendous swings occurred against the mostly positive backdrop of strong economic resilience within the developing world where growing demand continues to support the prospects for hard assets investments.

The near collapse of the U.S. financial system resulted in a global liquidity crunch that paralyzed the world’s capital markets from September 2008 through March 2009. And although we endured some terribly dark days in January and February 2009, investors’ fortunes appeared to reverse after markets hit a bottom in early March. Equity investments—across most asset classes—rallied in the second, third and fourth quarters. At this writing, there appears to be cautious consensus that we are in the midst of a moderate global economic recovery. Not surprisingly, the developing countries, particularly China, were the first to show signs of economic vibrancy amid all the negative news and encourage talk of economic “green shoots.” By contrast, here in the U.S., the unemployment rate climbed above 10% for the first time since 1983, and continues to remain there.

As the year progressed and economic optimism improved, hard asset commodities and their corresponding equity investments were rewarded as investors’ risk tolerance began to rebound. Commodities were also propelled by resurgent demand from the emerging markets, which continue to exert a greater pull on the world’s resources. China proved resilient and seemed to suffer few of the ill effects of the global crisis; its growth prospects improved quickly in the spring on the back of favorable government policies and increased bank lending. The economies of Brazil and India also proved to be less hobbled by the global financial crisis.

The energy sector, which was among the hardest hit in 2008, was a strong performer in 2009, with underlying commodity prices bouncing back sharply. Crude oil prices began the year at $44.60 a barrel and rose to $79.36 by the end of the year. While this represents a 78% annual increase, this price is still well below the $145 high reached in the summer of 2008. Although global oil demand declined in 2009 for the second consecutive year, supply levels remained constrained given the curtailment in capital expenditures that resulted from the recession; we expect supply constraints to continue going forward. At the same time, long-term demand for oil is likely remain strong, particularly among the emerging markets. Auto sales in China surged past those in the U.S. for the first time in 2009, securing China’s position as the world’s biggest auto market and a top consumer of gasoline. Finally, cold weather in the U.S. and turmoil in OPEC-members Iran and Nigeria also supported higher oil prices. By contrast, natural gas prices fell 0.9% for the year in response to the economic slump and depressed consumption from the industrial, residential and commercial sectors, and an abundant supply in the U.S. resulting from improved domestic production capabilities. Similarly, coal prices remain depressed as the U.S. coal market struggled to adjust to pullbacks in utility demand, and inventories have grown to multi-decade highs.

On the equity side, oil services stocks advanced 62.17% for the twelvemonth period, as measured by the Philadelphia Oil Services Index
(OSX)4.

By contrast, major oil companies gained 13.15%, as measured by the NYSE Arca Oil Index (XOI)5. Although crude oil prices rose, the profit margins of integrated oil companies (those involved in all phases of production) and refiners were squeezed by sluggish OECD (30-country Organization for Economic Co-operation and Development) demand and refining overcapacity. By contrast, despite weakness in the natural gas prices, the shares of natural gas companies were propelled 46.63%, as measured by the NYSE Arca Natural Gas Index (XNG)6, as the easing of liquidity risk in early 2009 helped improve financing risk for this capital intensive sector. As well, coal stocks advanced 152.63% in 2009, as measured by the Stowe Coal Index7, supported in large part by ongoing high demand in China and India.

Base and industrial metals were the best performing commodities in 2009, as inventory building in China picked up in the second half of the year. The S&P® GSCI Industrial Metals Index8 gained 82.42% for the twelve months ending December 31, 2009. Copper, used in numerous industrial applications, led the group with its price soaring 141.37% for the twelve months—although still below its record price in 2008. Lead prices climbed 137.35%, zinc prices rose 114.28%, nickel climbed 58.95%, and tin gained 54.69%. Aluminum continued to be the relative laggard in the metal space, gaining 45.71%.

Precious metals gained solid ground as well. Gold bullion prices advanced $214.90 per ounce, or 24.36%, to close on December 31, 2009 at $1,096.95 per ounce. Although the price of gold spent most of the year consolidating between $850 and $1,000 per ounce, it began moving strongly higher in September and reached an all-time high of $1,226 per ounce on December 3. Throughout 2009, gold moved higher on a combination of renewed central bank interest, worries over paper currencies depreciation, and long-term inflation fears due to massive economic stimulus programs. Gold-mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)9, advanced 38.00% for the twelve months, primarily reflecting the strength in the underlying gold bullion price. Silver and platinum prices were up 48.16% and 56.82%, respectively.

Finally, the prices of agricultural commodities gained 3.81% as a group, measured by the S&P® GSCI Agriculture Index10, with sugar’s 128% price advance providing the major bright spot.

Fund Review

Energy Holdings
The Fund’s allocation to the energy sector increased from 59.6% at the beginning of the year to 64.1%†, and as mentioned earlier, this group had the biggest positive impact on the Fund’s results in 2009.

In terms of greatest individual impact, Addax Petroleum (sold in August) was a significant contributor to the Fund’s performance. Addax was one of the largest independent oil producers operating in West Africa and the Middle East. Its share price benefited from news in June that it would be wholly acquired by China’s state-owned Sinopec Group (not owned by the Fund), a transaction representing China’s largest overseas acquisition to date. Weatherford International’s shares (3.3% of Fund net assets†) surged in 2009 in anticipation of a pick-up in international activity as crude oil prices strengthened. Brazil’s integrated oil and gas company Petróleo Brasileiro helped the Fund’s performance, as did U.S. offshore drilling contractor Transocean (2.9% and 3.2%, respectively, of Fund net assets†). Houston-based Noble Energy (2.5% of Fund net assets†) also helped advance the Fund’s results following exploratory success in Israel and investors’ preference for returns-oriented growth. Finally, Houston-based Anadarko Petroleum rounds out the Fund’s top five performing energy holdings in 2009 (3.2% of Fund net assets†); the company has managed a successful transformation over the past several years, and announced one of the world’s top 10 discoveries in offshore Ghana in 2009.

Energy detractors in 2009 included Exxon Mobil (sold at half year). We had purchased Exxon in the fourth quarter of 2008, and its 2008 yearend rally benefited the Fund. However, Exxon’s share price bottomed in early March 2009—as investors fled defensive stocks in search of risk—and then remained range bound for the remainder of the second quarter, which prompted us to sell our position in the second quarter. Like other big oil names, sluggish refining margins and lackluster production growth proved a drag on profits. Oklahoma-based Devon Energy and Colorado’s Ellora Oil & Gas were hurt by depressed natural gas prices (sold in the first quarter and 0.4% of Fund net assets, respectively†). Although considered a utility holding, the New Jersey-based wholesale power generation company NRG Energy also had a negative impact on the Fund’s results and was sold at yearend (1.4% of Fund net assets†).

At the end of the fourth quarter 2009, within the energy sector we continued to favor oil-weighted and cyclical equities (those most tied to the ups and downs of the economy) which are likely to continue to benefit most as the global economy improves. We expect oil prices to remain firm as demand continues to accelerate, excess inventories are worked off, and supply constraints become more obvious. At the same time, we expect natural gas prices to remain subdued, given the abundance of supply that has resulted from improved deliverability from recent shale discoveries.

Precious Metals Holdings
We reduced the Fund’s allocation to precious metals from 17.0% to 12.4%† over the course of 2009. In the fourth quarter, we reduced the Fund’s gold position, as we are cautious given our belief that gold may experience a near-term pause given the bullish view on the economy. We continue to maintain a significant allocation given our anticipation that the precious metal will continue to generate solid returns over the long term. The Fund benefited from the gold shares’ rally in 2009, with the U.K.’s Randgold Resources (3.7% of Fund net assets†) topping the list of positive contributors. Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicated a substantial gold deposit. Canada’s Red Back Mining (2.2% of Fund net assets†) was second among the Fund’s gold winners, with its shares rising steeply both on strength in underlying gold prices and on positive reserve news. Red Back Mining opened its first mine in 2005 (the Chirano Mine in Ghana) and since then has transitioned from a junior to a mid-tier producer. Canada’ Goldcorp (sold in fourth quarter) benefited from news of increased gold production, and Canada’s IAMGOLD (2.4% of Fund net assets†) was boosted by a positive re-rating in valuation due to strong operating performance and a pipeline of growth projects.

Detractors in the precious metals space included Canadian gold miners Kinross Gold and Agnico-Eagle Mines (1.5% and 1.0%, respectively, of Fund net assets†). Shares of Kinross Gold were flat in 2009, as the company experienced grinding problems at a large expansion project in Brazil that is likely to delay full production for some time. Agnico-Eagle Mines gained 7.60% due to start-up difficulties at several mines, as the company seemed to be tackling too many growth projects at once.

Base and Industrial Metals Holdings
The Fund’s allocation to base and industrial metals increased from 8.9% at the beginning of the year to 14.3%† by December 31; this overweight position favored mostly copper-related holdings. Behind energy, metals were the second-best contributor to the Fund’s results in 2009. Notable contributors included the U.S.’ Freeport-McMoRan Copper & Gold (3.6% of Fund net assets†) which rose on the back of soaring copper prices. Swiss-based Xstrata (2.4% of Fund net assets†) was a positive performer for the Fund. In October, Xstrata dropped its merger of equals with U.K.’s Anglo American (sold at yearend 2008), and shifted its expansion focus to developing new mines. Canada’s First Quantum Minerals (2.1% of Fund net assets†) was also a positive performer for the Fund, given its focus on copper production. Steel Dynamics (1.9% of Fund net assets†), the U.S.’ fifth largest producer of carbon steel products, also contributed positively. By contrast, our small holding in diversified Canadian nickel producer FNX Mining (sold at half year) was a minor contributor to the Fund’s performance.

Other
Throughout 2009, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results.

* * *

It now appears that we have reached a level of global economic stability, given the extraordinary fiscal and monetary measures taken here in the U.S., and by many governments and Central Banks worldwide to support liquidity. Positive growth trends should continue to propel the fortunes of the developing world, now a key driver of commodity pricing and demand. We will continue to seek to take advantage of stock-specific buying opportunities created by market weakness. We pursue companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

Going forward, we believe that economic growth globally will likely continue to improve in 2010. While the U.S. Federal Reserve may, as a result, raise interest rates this year, commodities should still continue to do well. Our view is that positive economic growth will trump the effect of higher interest rates, likely favoring the more industrial-related commodities, including crude oil, aluminum, copper and steel. At the end of 2009, the gold bull market was nine years running. Although caution may be warranted in the short run, we believe there are several key investment themes that should continue to drive investors to gold over the long term, including excessive liquidity that results in higher inflation, high levels of government debt that result in monetization, or the printing of money, to pay debts, and a loss of confidence in the U.S. dollar. Gold remains one of the few investment vehicles capable of maintaining purchasing power and preserving wealth under such circumstances. In this post-credit crisis environment, we believe it is still wise to allocate a portion of an overall portfolio to gold and/or gold shares.

Despite what has been an extremely tumultuous market environment over the past several years, we continue to believe that strong global market fundamentals will provide ongoing opportunities for prudent hard assets investors. As we mark the end of this first decade of the new millennium, it is worth noting that hard assets have gained broader acceptance among investors as an essential element of a traditionally diverse stock, bond and cash portfolio mix. We are proud to have been an early leader in providing investors with opportunities to take part in this trend.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Worldwide Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Edward W. Mitby
Chief Investment Officer

Joseph M. Foster	Samuel R. Halpert	Charl P. de M. Malan

Geoffrey R. King	Gregory F. Krenzer	Shawn Reynolds

January 21, 2010

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.
[2]	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.
[3]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[4]

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[5]

The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[6]

The NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[7]

The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[8]	The S&P® GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).
[9]	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

Geographical Weightings*
(unaudited)

Sector Weightings**
 (unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2009 (unaudited)

Newfield Exploration Co.
(U.S., 3.9%)

Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Randgold Resources Ltd.
(United Kingdom, 3.7%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Occidental Petroleum Corp.
(U.S., 3.7%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Freeport-McMoRan Copper and Gold, Inc.
(U.S., 3.6%)

Freeport-McMoRan Copper & Gold, through its subsidiary, is a copper, gold and molybdenum mining company. The company primarily mines for copper and owns mining interests in Chile and Indonesia. Freeport-McMoRan also, through a subsidiary, is involved in smelting and refining of copper concentrates.

Quicksilver Resources, Inc.
(U.S., 3.4%)

Quicksilver Resources is involved in the acquisition, development, exploration, production, and sale of natural gas and crude oil. The company also conducts operations in the gathering, processing, and transmission of natural gas. Quicksilver owns properties in Michigan, Wyoming, and Montana in the United States, and in Canada.

Weatherford International Ltd.
(U.S., 3.3%)

Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Anadarko Petroleum Corp.
(U.S., 3.2%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Transocean, Inc.
(U.S., 3.2%)

Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

Halliburton Co.
(U.S., 2.9%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 2.9%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Initial Class	Actual Hypothetical**	$1,000.00 $1,000.00	$1,255.30 $1,019.66	$6.25 $5.60

Class R1	Actual Hypothetical**	$1,000.00 $1,000.00	$1,255.30 $1,019.66	$6.25 $5.60

Class S	Actual Hypothetical**	$1,000.00 $1,000.00	$1,251.60 $1,017.90	$8.23 $7.37

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 1.10% on Initial Class Shares, 1.10% on R1 Shares and 1.45% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Hard Assets Fund made ten years ago (Initial Class) and at inception (Class R1 and Class S) with a similar investment in the S&P® North American Natural Resources Sector (SPGINRTR) Index and S&P® 500 Index.

Average Annual Total Return 12/31/2009	1 Year	5 Year	10 Year

Worldwide Hard Assets Fund (Initial Class)[1]	57.54%	18.43%	15.04%

SPGINRTR Index	37.54%	11.13%	9.21%

S&P® 500 Index	26.47%	0.42%	(0.95)%

Average Annual Total Return 12/31/2009	1 Year	5 Year	Since Inception

Worldwide Hard Assets Fund (Class R1)[1]	57.62%	18.45%	20.98%

SPGINRTR Index	37.54%	11.13%	13.81%

S&P® 500 Index	26.47%	0.42%	2.19%

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/2009	1 Year	Since Inception

Worldwide Hard Assets Fund (Class S)[1]	56.92%	5.70%

S&P North American Natural Resources Sector Index	37.54%	1.81%

Standard & Poor’s 500 Index	26.47%	-2.19%

[1]

Inception date for the Worldwide Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index returns for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 96.7%
Brazil: 2.9%
591,600	Petroleo Brasileiro S.A. (ADR)	$28,207,488

Canada: 15.1%
177,600	Agnico-Eagle Mines Ltd. (USD)	9,590,400
1,614,800	Brazilian Resources, Inc. * #	—
353,500	Canadian Natural Resources Ltd.	25,434,325
96,600	CIC Energy Corp. * R	143,166
273,800	First Quantum Minerals Ltd.	21,011,797
1,530,400	IAMGOLD Corp. (USD)	23,935,456
211,855	Kinross Gold Corp.	3,923,728
797,100	Kinross Gold Corp. (USD)	14,666,640
1,483,000	Osisko Mining Corp. *	11,996,156
972,000	Pacific Rubiales Energy Corp. *	14,359,038
14,800	Petrolifera Petroleum Ltd. *	13,727
968,900	Petrolifera Petroleum Ltd. * R	898,630
1,519,200	Red Back Mining, Inc. *	21,788,976
230,800	TimberWest Forest Corp. *	957,759

		148,719,798

Kazakhstan: 1.6%
630,000	KazMunaiGas Exploration Reg S (GDR) #	15,598,155

Kuwait: 1.1%
15,562,437	Kuwait Energy Co. K.S.C.C. * # R	11,135,776

United Kingdom: 9.7%
770,000	African Minerals Ltd. * #	4,622,192
330,000	BHP Billiton PLC #	10,520,412
1,117,900	Heritage Oil Ltd. * #	7,843,029
462,100	Randgold Resources Ltd. (ADR)	36,561,352
53,600	Rio Tinto PLC (ADR)	11,544,904
1,334,000	Xstrata PLC * #	23,793,359

		94,885,248

United States: 66.3%
727,600	AK Steel Holding Corp.	15,534,260
613,300	Alpha Natural Resources, Inc. *	26,604,954
510,300	Anadarko Petroleum Corp.	31,852,926
191,400	Apache Corp.	19,746,738
195,100	Berry Petroleum Co.	5,687,165
920,000	Brigham Exploration Company *	12,466,000
242,900	Cabot Oil & Gas Corp.	10,588,011
247,700	Cameron International Corp. *	10,353,860
266,800	Cimarex Energy Co.	14,132,396
215,550	Comstock Resources, Inc. *	8,744,864
349,250	Concho Resources, Inc. *	15,681,325
402,400	Crimson Exploration, Inc. *	1,762,512
195,000	Cummins, Inc.	8,942,700
264,300	Dril-Quip, Inc. *	14,927,664
528,000	Ellora Oil & Gas, Inc. * # R	3,804,240

See Notes to Financial Statements

Number of Shares		Value

United States (continued)
222,650	EQT Corp.	$9,778,788
2,095,370	Far East Energy Corp. *	963,870
419,074	Far East Energy Corp. Warrants * # (USD 1.25, expiring 12/22/14)	207,861
443,400	Freeport-McMoRan Copper & Gold, Inc. *	35,600,586
957,600	Halliburton Co.	28,814,184
152,152	Kaiser Aluminum Corp.	6,332,566
623,300	Key Energy Services, Inc. *	5,478,807
1,012,900	Louisiana-Pacific Corp. *	7,070,042
852,200	Mariner Energy, Inc. *	9,894,042
303,400	Massey Energy Co.	12,745,834
117,600	Monsanto Co.	9,613,800
156,700	MYR Group, Inc. *	2,833,136
792,750	Newfield Exploration Co. *	38,234,333
580,600	Noble Corp.	23,630,420
348,700	Noble Energy, Inc.	24,834,414
563,000	NRG Energy, Inc. *	13,292,430
420,800	Occidental Petroleum Corp.	34,232,080
598,500	Petrohawk Energy Corp. *	14,358,015
2,229,350	Quicksilver Resources, Inc. *	33,462,544
306,900	Schlumberger Ltd.	19,976,121
422,400	Southwestern Energy Co. *	20,359,680
1,056,500	Steel Dynamics, Inc.	18,721,180
327,000	Terex Corp. *	6,477,870
377,805	Transocean, Inc. *	31,282,254
1,799,700	Weatherford International Ltd. *	32,232,627
214,400	Weyerhaeuser Co.	9,249,216

		650,506,315

Total Common Stocks
(Cost: $693,701,526)		949,052,780

EXCHANGE TRADED FUND: 1.4%
(Cost: $11,079,785)
United States: 1.4%
847,100	iShares Silver Trust *	14,036,447

MONEY MARKET FUND: 2.6%
(Cost: $25,577,922)
United States: 2.6%
25,577,922	AIM Treasury Portfolio - Institutional Class	25,577,922

Total Investments: 100.7%
(Cost: $730,359,233)		988,667,149
Liabilities in excess of other assets: (0.7)%		(6,992,536)

NET ASSETS: 100.0%		$981,674,613

ADR — American Depositary Receipt
GDR— Global Depositary Receipt
USD — United States Dollar

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $77,525,024, which represents 7.9% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended,or otherwise restricted. These securities may be resold in transactions exempt from registration,unless otherwise noted, and the fair value amounted to $15,981,812, or 1.6% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/2007	96,600	$1,224,335	$143,166	0.0%
Ellora Oil & Gas Co. (a)	6/30/2006	528,000	6,336,000	3,804,240	0.4
Kuwait Energy Co. KSCC (a)	8/6/2008	15,562,437	11,764,893	11,135,776	1.1
Petrolifera Petroleum Ltd.	3/7/2005	722,400	962,197	670,008	0.1
Petrolifera Petroleum Ltd.	5/2/2007	246,500	665,886	228,622	0.0

(a) - Illiquid security			$20,953,311	$15,981,812	1.6%

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Industry	0.3%	$2,833,136
Capital Goods	1.6	15,420,570
Chemicals	1.6	15,946,366
Energy	64.1	633,764,293
Industrial Metals	14.3	141,348,690
Paper and Forest	1.7	17,277,017
Precious Metals	12.4	122,462,708

Total Common Stocks	96.0%	949,052,780
Exchange Traded Fund	1.4	14,036,447
Money Market Fund	2.6	25,577,922

	100.0%	$988,667,149

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (Cost $730,359,233)	$988,667,149
Cash	363
Receivables:
Investments sold	1,176,000
Shares of beneficial interest sold	319,670
Dividends and interest	502,530

Total assets	990,665,712

Liabilities:
Payables:
Investments purchased	5,175,312
Shares of beneficial interest redeemed	2,519,774
Due to Adviser	850,665
Due to Distributor	1,443
Deferred Trustee fees	174,311
Accrued expenses	269,594

Total liabilities	8,991,099

NET ASSETS	$981,674,613

Initial Class Shares:
Net Assets	$897,072,681

Shares of beneficial interest outstanding	30,660,043

Net asset value, redemption and offering price per share	$29.26

Class R1 Shares:
Net Assets	$80,702,986

Shares of beneficial interest outstanding	2,758,061

Net asset value, redemption and offering price per share	$29.26

Class S Shares:
Net Assets	$3,898,946

Shares of beneficial interest outstanding	135,370

Net asset value, redemption and offering price per share	$28.80

Net assets consist of:
Aggregate paid in capital	$830,177,201
Unrealized appreciation of investments and foreign currency transactions	258,307,916
Accumulated net investment loss	(1,694,823)
Accumulated net realized loss on investments and options	(105,115,681)

$981,674,613

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Income:
Dividends (net of foreign taxes withheld of $233,258)		$7,308,050
Interest		17,804

Total income		7,325,854

Expenses:
Management fees	$7,419,118
Professional fees	310,700
Trustees’ fees and expenses	252,915
Insurance	162,910
Reports to shareholders	115,132
Custodian fees	97,199
Interest	8,849
Transfer agent fees – Initial Class Shares	84,799
Transfer agent fees – Class R1 Shares	14,519
Transfer agent fees – Class S Shares	12,866
Distribution fees – Class S Shares	3,309
Other	20,029

Total expenses	8,502,345
Waiver of management fees	(10,938)

Net expenses		8,491,407

Net investment loss		(1,165,553)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(21,369,852)
Net realized loss on foreign currency transactions		(266,385)
Net realized gain on options		1,934,374
Net change in unrealized appreciation (depreciation) of investments and options		361,707,659
Net change in unrealized appreciation (depreciation) of foreign denominated assets and forward foreign currency contracts		111

Net realized and unrealized gain on investments		342,005,907

Net Increase in Net Assets Resulting from Operations		$340,840,354

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009	2008

Operations:
Net investment income (loss)	$(1,165,553)	$2,964,073
Net realized loss on investments, foreign currency transactions and options	(19,701,863)	(78,413,886)
Net change in unrealized appreciation (depreciation) of investments, options, foreign denominated assets and forward foreign currency contracts	361,707,770	(469,677,132)

Net increase (decrease) in net assets resulting from operations	340,840,354	(545,126,945)

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,710,191)	(2,696,806)
Class R1 Shares	(162,607)	(390,350)
Class S Shares	(1,235)	(3,815)

	(1,874,033)	(3,090,971)

Distributions from net realized capital gains
Initial Class Shares	(3,391,397)	(147,675,090)
Class R1 Shares	(322,458)	(17,488,855)
Class S Shares	(2,448)	(101,176)

	(3,716,303)	(165,265,121)

Total dividends and distributions	(5,590,336)	(168,356,092)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	145,985,204	258,033,721
Class R1 Shares	19,256,559	29,914,438
Class S Shares	3,832,956	864,743

	169,074,719	288,812,902

Reinvestment of dividends and distributions
Initial Class Shares	5,101,588	150,371,896
Class R1 Shares	485,065	17,879,205
Class S Shares	3,683	104,991

	5,590,336	168,356,092

Cost of shares redeemed
Initial Class Shares	(102,070,213)	(253,326,191)
Class R1 Shares	(19,555,858)	(50,004,374)
Class S Shares	(750,652)	(675,484)
Redemption fees	40,309	81,587

	(122,336,414)	(303,924,462)

Net increase in net assets resulting from capital share transactions	52,328,641	153,244,532

Total increase (decrease) in net assets	387,578,659	(560,238,505)
Net Assets:
Beginning of year	594,095,954	1,154,334,459

End of year (including undistributed (accumulated) net investment income (loss) of ($1,694,823) and $1,370,838, respectively)	$981,674,613	$594,095,954

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

		Year Ended December 31,

		2009	2008

*	Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
	Initial Class Shares:
	Shares sold	$6,029,182	$7,610,087
	Shares reinvested	275,315	4,583,112
	Shares redeemed	(4,537,146)	(8,340,958)

	Net increase	1,767,351	3,852,241

	Class R1 Shares:
	Shares sold	809,256	887,699
	Shares reinvested	26,191	545,596
	Shares redeemed	(848,437)	(1,629,036)

	Net decrease	(12,990)	(195,741)

	Class S Shares:
	Shares sold	143,916	26,445
	Shares reinvested	201	3,226
	Shares redeemed	(29,644)	(25,362)

	Net increase	114,473	4,309

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$18.75	$41.19	$32.71	$27.73	$18.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.03)	0.11	(0.02)	0.06	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	10.72	(16.53)	12.94	6.64	9.45

Total from Investment Operations	10.69	(16.42)	12.92	6.70	9.44

Less:
Dividends from Net Investment Income	(0.06)	(0.11)	(0.05)	(0.02)	(0.07)
Distributions from Net Realized Capital Gains	(0.12)	(5.91)	(4.39)	(1.70)	—

Total Dividends and Distributions	(0.18)	(6.02)	(4.44)	(1.72)	(0.07)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$29.26	$18.75	$41.19	$32.71	$27.73

Total Return (a)	57.54%	(46.12)%	45.36%	24.54%	51.67%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$897,073	$541,777	$1,031,487	$642,822	$424,017
Ratio of Gross Expenses to Average Net Assets	1.10%	0.99%	1.01%	1.13%	1.17%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	0.99%	1.01%	1.13%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%	0.28%	(0.09)%	0.17%	(0.03)%
Portfolio Turnover Rate	105%	76%	94%	78%	52%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.09% and 1.00% for the years ended December 31, 2009 and 2007, respectively.The ratio for all other years shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
(continued)

For a share outstanding throughout each period:

	Class R1 Shares

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.74	$41.18	$32.70	$27.73	$18.36

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.04)	0.09	(0.03)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	10.74	(16.49)	12.95	6.65	9.43

Total from Investment Operations	10.70	(16.40)	12.92	6.69	9.44

Less:
Dividends from Net Investment Income	(0.06)	(0.13)	(0.05)	(0.02)	(0.07)
Distributions from Net Realized Capital Gains	(0.12)	(5.91)	(4.39)	(1.70)	—

Total Dividends and Distributions	(0.18)	(6.04)	(4.44)	(1.72)	(0.07)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$29.26	$18.74	$41.18	$32.70	$27.73

Total Return (a)	57.62%	(46.10)%	45.37%	24.49%	51.61%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$80,703	$51,932	$122,166	$89,949	$84,113
Ratio of Gross Expenses to Average Net Assets	1.11%	0.99%	1.02%	1.15%	1.19%
Ratio of Net Expenses to Average Net Assets (b)	1.11%	0.99%	1.02%	1.15%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%	0.27%	(0.10)%	0.14%	(0.06)%
Portfolio Turnover Rate	105%	76%	94%	78%	52%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.10%, 1.01% and 1.14% for the Class R1 Shares for the years ended December 31, 2009, 2007 and 2006, respectively, and 1.30% and 1.19% for the Class S Shares for the years ended December 31, 2008 and 2007, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class S Shares.

See Notes to Financial Statements

Class S Shares

Year Ended December 31,			For the Period May 1, 2006* through December 31, 2006

2009	2008	2007

$18.53	$41.05	$32.72	$32.55

(0.06)	0.05	(0.03)	0.07

10.51	(16.44)	12.80	0.10

10.45	(16.39)	12.77	0.17

(0.06)	(0.22)	(0.05)	—

(0.12)	(5.91)	(4.39)	—

(0.18)	(6.13)	(4.44)	—

— (c)	— (c)	— (c)	—	(c)

$28.80	$18.53	$41.05	$32.72

56.92%	(46.35)%	44.83%	0.49	%(e)

$3,899	$387	$681	$92

2.24%	2.90%	5.79%	11.91	%(d)

1.44%	1.31%	1.20%	1.21	%(d)

(0.73)%	(0.02)%	(0.30)%	0.61	%(d)
105%	76%	94%	78	%(e)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares, Class R1 Shares and Class S Shares. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money Market Fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“ASC 820”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 820 provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted ASC 820 effective June 30, 2009.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stocks:
Brazil	$28,207,488	$—	$—	$28,207,488
Canada	148,719,798	—	—	148,719,798
Kazakhstan	—	15,598,155	—	15,598,155
Kuwait	—	—	11,135,776	11,135,776
United Kingdom	48,106,256	46,778,992	—	94,885,248
United States	646,494,214	207,861	3,804,240	650,506,315

Exchange Traded Fund:
United States	14,036,447	—	—	14,036,447

Money Market Fund:
United States	25,577,922	—	—	25,577,922

Total	$911,142,125	$62,585,008	$14,940,016	$988,667,149

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2009:

Balance as of 12/31/08	$12,390,616
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,549,400
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$14,940,016

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2009, was $2,549,400.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted ASC 815 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in derivative instruments, during the year ended December 31, 2009, were as follows:

	Foreign exchange risk	Equity risk

Realized gain (loss)
Forward foreign currency contracts[1]	$ (237,354)	$—
Options[2]	—	1,934,374

[1]	Statement of operations location: Net realized loss on foreign denominated assets and liabilities and forward foreign currency contracts
[2]	Statement of operations location: Net realized gain on options

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the year ended December 31, 2009 were as follows:

	Number of Contracts	Premiums

Options outstanding at December 31, 2008	3,877	$847,808
Options written	12,162	2,797,019
Options exercised	(6,119)	(1,934,374)
Options expired	(9,920)	(1,710,453)

Options outstanding at December 31, 2009	—	$—

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2009, the Fund had no outstanding forward foreign currency contracts.

Note 3—Management Fees—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2008 through April 30, 2009, the Adviser had agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.20% of average daily net assets for the Initial Class shares and Class R1 shares and 1.35% for the Class S shares. For the period May 1, 2009 through April 30, 2010, the waiver is 1.20% for the Initial Class shares and Class R1 shares and 1.45% for the Class S shares. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $10,938 attributable to Class S Shares. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. For periods prior to April 30, 2009, the amount paid under the Plan was limited to 0.15% of the Class S Shares average daily net assets. Commencing May 1, 2009, the amount paid under the Plan was increased to 0.25% of the Class S Shares average daily net assets.

Note 5—Investments—For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $843,421,226 and $794,338,256, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2009 was $743,272,323 and net unrealized appreciation aggregated $245,394,826 of which $273,224,134 related to appreciated securities and $27,829,308 related to depreciated securities.

At December 31, 2009, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$3,595,323
Accumulated net realized loss	(97,286,815)
Other temporary difference	(174,311)
Post-October losses	(31,612)
Unrealized appreciation	245,394,827

Total	$151,497,412

The tax character of dividends and distributions paid to shareholders were as follows:

	For the Year Ended December 31,
	2009	2008

Ordinary income	$1,882,447	$63,731,031
Long term capital gains	3,707,889	104,625,061

Total	$5,590,336	$168,356,092

In accordance with Federal income tax regulations the Fund elected to defer $31,612 of realized foreign currency losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on January 1, 2010.

At December 31, 2009, the Fund had a capital loss carryover of $97,286,815 which expires on December 31, 2017.

During 2009, as a result of permanent book to tax differences, the Fund increased accumulated net investment loss by $26,075 and decreased accumulated realized losses by $26,075. Net assets were not affected by this reclassification. These differences were primarily due to foreign currency transactions, sales of passive foreign investment companies and reclassifications of distributions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2009, the aggregate shareholder accounts of two insurance companies own approximately 13% and 69% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, three insurance companies own approximately 51%, 27% and 19% of the Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. At December 31, 2009, the Fund had no outstanding warrants.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2009, the Fund borrowed under this Facility. The average daily balance during the 46 day period during which the loan was outstanding amounted to $5,036,795 and the weighted average interest rate was 1.34%. At December 31, 2009, there were no outstanding borrowings by the Fund under the Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State

Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the year ended December 31, 2009, there was no securities lending activity.

Note 12—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2009, there were no offsets of custodial fees.

Note 13—Subsequent Event Review—The Fund has adopted FASB Statement No. 165, Subsequent Events (“ASC 855”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 855, requires evaluation of subsequent events through the date of financial statement issuance. The Fund has evaluated events and transactions for potential recognition or disclosure through February 18, 2010, the date the financial statements were issued.

Dividends from net investment income of $0.106 for the Initial Class Shares, $0.103 for the Class R1 Shares and $0.08 for the Class S Shares were paid on January 29, 2010 to shareholders of record of these classes as of January 28, 2010 with a reinvestment date of January 29, 2010.

Tax Information (unaudited)

For the 2009 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or other appropriate audit procedures, where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2010

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Trust Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 53‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Sears Canada, Inc.

Jane DiRenzo Pigott 52‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 62‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co. Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	38	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief, Inc. (media company), 1998 to present.	38	None.

Robert L. Stelzl 64‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served[2]	Principal Occupations During The Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 49	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corp. (VEARA) (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser and VEARA, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 29	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served[2]	Principal Occupations During The Past Five Years

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 54	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck,[4] 45	Chief Executive Officer and President	Since 2009

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President, VESC and VEARA; former Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck,[4] 46	Executive Vice President	Since 2005

Director, Executive Vice President and Principal of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; former Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $118,000 for 2009 and $171,000 for 2008.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $1,138 for 2009 and $0 for 2008.

c)   Tax Fees

     Ernst & Young billed tax fees of $22,050 for 2009 and $21,000 for 2008.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 2, 2010
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        -------------------------
Date March 2, 2010
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 2, 2010
     -----------------